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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): October 30, 2000


                           TOWER FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

    Indiana                     000-25287                    35-2051170
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(State or other                (Commission                  (IRS Employer
jurisdiction of                File Number)               Identification No.)
incorporation)


                116 East Berry Street, Fort Wayne, Indiana 46802
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (219) 427-7000


                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On October 30, 2000, Tower Financial Corporation (the "Company") dismissed PricewaterhouseCoopers LLP ("PWC") as the Company's principal independent accountants. PWC had been the Company's principal independent accountant since the Company's organization on July 8, 1998.

     PWC's reports on the Company's financial statements for the years ended December 31, 1998 and December 31, 1999 did not contain an adverse opinion or disclaimer or opinion, and neither report was modified as to uncertainty, audit scope, or accounting principles. The Company's decision to change accountants was approved by the Company's Audit Committee and the Board of Directors.

     During the last two years ended December 31, 1998 and 1999 and the interim period through October 30, 2000, there were no disagreements with PWC as described in Item 304(a)(1)(iv) of Regulation S-B.

     The Company has requested PWC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not PWC agrees with the statements contained herein. A copy of PWC's letter is attached as an exhibit to this report.

     On October 30, 2000, the Company engaged Crowe Chizek and Company LLP to act as the Company's principal independent accountants. Crowe Chizek and Company LLP will replace PWC.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (1)   Financial Statements:  None

         (2)   Pro Forma Financial Statements:  None

         (3)   Exhibits:

               Exhibit No.                       Description
               -----------                       -----------

                   16                Letter on change in certifying account






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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  November 2, 2000       TOWER FINANCIAL CORPORATION



                               By:  /s/ Donald F. Schenkel
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                                    Donald F. Schenkel, Chairman of the Board,
                                    President, and Chief Executive Officer







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